EXHIBIT 32.1

ONYX SERVICE & SOLUTIONS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Onyx Service & Solutions, Inc.  (the Company) on Form 10-K  for the period  ended November 30 , 2010 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Mary Passalaqua, Chief  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Mary Passalaqua and will be retained by Onyx Service & Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

 Dated: February 17, 2011

By: /s/ Mary Passalaqua

Mary Passalaqua

President, CEO

(Principal Executive Officer)

EXHIBIT 32.2

ONYX SERVICE & SOLUTIONS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Onyx Service& Solutions, Inc.  (the Company) on Form 10-K  for the period  ended November 30 , 2010 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Margaret Burton, Chief Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Margaret Burton and will be retained by Onyx Service & Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

 Dated: February 17, 2011

By: /s/ Margaret Burton

Margaret Burton

Secretary; Director; Chief Financial Officer